Exhibit 99.1

FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     On April 28, 2006, The L. S. Starrett Company (the “Company”) completed its acquisition of Tru-Stone Technologies, Inc. (“Tru-Stone”).  As required by Item 9.01 of Form 8-K, we have included the audited financial statements of Tru-Stone for the years ended December 31, 2005 and December 31, 2004, and the unaudited financial statements for the quarters ended March 31, 2006 and March 31, 2005.  These represent the historical financial statements of Tru-Stone and are not impacted by the purchase accounting described below.

     The acquisition of Tru-Stone will be accounted for under the purchase method. As such, the cost to acquire Tru-Stone will be allocated to the respective assets and liabilities acquired based on their estimated fair values at the closing of the acquisition of Tru-Stone. The total purchase price has been allocated to assets acquired and liabilities assumed based on management’s best estimates of fair value, with the excess cost over the net tangible and identifiable intangible assets acquired being allocated to goodwill.  These allocations are subject to change pending a final analysis of the fair value of the assets acquired and liabilities assumed as well as the impact of integration activities, which could result in changes from the information presented.

Exhibit 99.1

TRU-STONE TECHNOLOGIES, INC.

Waite Park, Minnesota

Audited Financial Statements

As of December 31, 2005 and 2004

TRU-STONE TECHNOLOGIES, INC.

TABLE OF CONTENTS

INDEPENDENT AUDITORS' REPORT

1

AUDITED FINANCIAL STATEMENTS:

Balance Sheets

2

Statements of Operations

3

Statements of Changes in Stockholders’ Equity

4

Statements of Cash Flows

5

Notes to the Financial Statements

6

INDEPENDENT AUDITORS’ REPORT

January 20, 2006

Board of Directors and Stockholders

Tru-Stone Technologies, Inc.

Waite Park, Minnesota

We have audited the accompanying Balance Sheets of Tru-Stone Technologies, Inc. (S Corporation) as of December 31, 2005 and 2004, and the related Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tru-Stone Technologies, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

KERN, DEWENTER, VIERE, LTD.

St. Cloud, Minnesota

TRU-STONE TECHNOLOGIES, INC.

BALANCE SHEETS

	December 31,
	2005	2004
ASSETS:
Current Assets:
Cash and Cash Equivalents	$ 420,244	$ 778,114
Accounts Receivable	1,899,228	1,439,299
Inventories	1,661,183	1,428,883
Prepaid Expenses	108,499	42,152
Total Current Assets	4,089,154	3,688,448

Property and Equipment, Net	4,287,936	3,684,048

Other Assets:
Investments for Deferred Compensation Plan	226,359	176,935

Total Assets	$ 8,603,449	$ 7,549,431

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
Accounts Payable	$ 357,498	$ 552,839
Accrued Wages, Benefits and Related Taxes	170,261	163,600
Accrued Real Estate Taxes	88,976	83,124
Other Accrued Expenses	109,418	120,574
Total Current Liabilities	726,153	920,137

Deferred Compensation Payable	226,359	176,935
Total Liabilities	952,512	1,097,072

Stockholders' Equity:
Common Stock, $ .01 Par Value, 1,000,000 Shares
Authorized, 2,836 and 2,808 Shares Issued and
Outstanding, Respectively	28	28
Additional Paid In Capital	350,545	341,894
Retained Earnings	7,300,364	6,110,437
Total Stockholders' Equity	7,650,937	6,452,359

Total Liabilities and Stockholders' Equity	$ 8,603,449	$ 7,549,431

The Notes to the Financial Statements are an integral part of these statements.

TRU-STONE TECHNOLOGIES, INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2005	2004

SALES	$ 11,008,576	$ 10,012,395

COST OF SALES	7,131,142	6,385,874

GROSS PROFIT	3,877,434	3,626,521

OPERATING EXPENSES:
Selling, General and Administrative	1,041,183	984,716
Depreciation	666,408	480,400
Amortization	53,711	54,803
Total Operating Expenses	1,761,302	1,519,919

INCOME FROM OPERATIONS	2,116,132	2,106,602

OTHER INCOME (EXPENSE):
Interest Income	10,217	4,762
Miscellaneous Expense	(51,900)	-
Unrealized Gain on Investments	20,285	25,945
Total Other Income (Expense)	(21,398)	30,707

NET INCOME	$ 2,094,734	$ 2,137,309

The Notes to the Financial Statements are an integral part of these statements.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

			Additional
	Common Stock		Paid In	Retained
	Shares	Dollars	Capital	Earnings	Totals

BALANCE - December 31, 2003	2,780	$ 28	$ 349,030	$ 4,564,091	$ 4,913,149

Stockholder Distributions	-	-	-	(590,963)	(590,963)

Issuance of Common Stock	28	-	47,667	-	47,667

Retirement of Common Stock	-	-	(54,803)	-	(54,803)

Net Income	-	-	-	2,137,309	2,137,309

BALANCE - December 31, 2004	2,808	28	341,894	6,110,437	6,452,359

Stockholder Distributions	-	-	-	(904,807)	(904,807)

Issuance of Common Stock	28	-	62,362	-	62,362

Retirement of Common Stock	-	-	(53,711)	-	(53,711)

Net Income		-	-	2,094,734	2,094,734

BALANCE - December 31, 2005	2,836	$ 28	$ 350,545	$ 7,300,364	$ 7,650,937

The Notes to the Financial Statements are an integral part of these statements.

TRU-STONE TECHNOLOGIES, INC.

STATEMENTS OF CASH FLOWS
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

	Year Ended December 31,
	2005	2004
CASH FLOWS - OPERATING ACTIVITIES:
Net Income	$ 2,094,734	$ 2,137,309
Adjustments to Reconcile Net Income to Net Cash
Flows - Operating Activities:
Depreciation	666,408	480,400
Amortization	53,711	54,803
Unrealized Gain on Investments	(20,285)	(25,945)
Deferred Compensation	49,424	55,695
Change in Assets and Liabilities:
Accounts Receivable	(459,929)	(440,537)
Inventories	(232,300)	(681,403)
Prepaid Expenses	(66,347)	11,366
Accounts Payable	(195,341)	84,714
Accrued Wages, Benefits and Related Taxes	6,661	(16,364)
Accrued Real Estate Taxes	5,852	(15,770)
Other Accrued Expenses	(8,972)	5,517
Total Adjustments	(201,118)	(487,524)
Net Cash Flows - Operating Activities	1,893,616	1,649,785

CASH FLOWS - INVESTING ACTIVITIES:
Purchase of Investments for Deferred Compensation Plan	(29,139)	(29,750)
Purchase of Property and Equipment	(1,270,296)	(892,876)
Noncompete Costs	(54,803)	(26,080)
Net Cash Flows - Investing Activities	(1,354,238)	(948,706)

CASH FLOWS - FINANCING ACTIVITIES:
Stockholder Distributions	(904,807)	(590,963)
Proceeds from Issuance of Common Stock	62,362	47,667
Retirement of Common Stock	(54,803)	(26,080)
Net Cash Flows - Financing Activities	(897,248)	(569,376)

Net Change in Cash and Cash Equivalents	(357,870)	131,703

Cash and Cash Equivalents, Beginning of Year	778,114	646,411

Cash and Cash Equivalents, End of Year	$ 420,244	$ 778,114

The Notes to the Financial Statements are an integral part of these statements.

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

A.  Nature of Business

Tru-Stone Technologies, Inc. (the “Company”) processes precision granite products used as components in the manufacturing of coordinate measuring machines and as precision surface plates and accessories, all of which are used by manufacturers in the quality assurance and control process.

B.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

C.  Cash and Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers cash in banks and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Supplemental disclosure of noncash transactions:

During 2005 and 2004, the Company incurred noncompete costs and retired common stock that were not paid until the following year.  At December 31, 2005 and 2004, $107,422 and $109,606, respectively, was included in other accrued expenses for these costs.

D.  Accounts Receivable

Accounts receivable are the result of the Company extending unsecured credit to its customers.  Substantially, all of the customers are manufacturers of measuring machines within technology industries.

Management reviews the current status of the receivables and charges off all accounts which are determined to be uncollectible accordingly, no allowance for doubtful accounts was deemed necessary.

The Company does not accrue interest on past due accounts receivable balances.

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

E.  Inventories

Inventories are valued at cost, determined on the first-in, first-out (FIFO) method, which does not exceed market.  Inventories consisted of the following:

	December 31,
	2005	2004

Raw Materials	$ 833,185	$ 527,284
Work in Process	692,433	820,366
Finished Goods	135,565	81,233

Total	$ 1,661,183	$ 1,428,883

F.  Property and Equipment

Property and equipment are carried at cost.  Major additions and improvements are charged to the property accounts, while replacements, maintenance and repairs, which do not materially extend the life of the respective assets, are expensed currently.  Depreciation is recorded on accelerated cost recovery and straight-line methods over the estimated useful life of 3 to 10 years for equipment and 31 to 40 years for the building and improvements.  Charges to income for the years ended December 31, 2005 and 2004 were $666,408 and $480,400, respectively.

Property and equipment consists of the following:

	December 31,
	2005	2004

Land and Improvements	$ 185,795	$ 178,055
Building and Improvements	3,326,402	3,290,880
Equipment	6,332,240	5,105,206
	9,844,437	8,574,141
Less Accumulated Depreciation	(5,556,501)	(4,890,093)

Total	$ 4,287,936	$ 3,684,048

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

G.  Accounting for Long-Lived Assets

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable.  Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition.  Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset.  Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount of fair value less costs to sell.  The Company has determined that no impairment existed at December 31, 2005 and 2004.

H.  Investments for Deferred Compensation Plan

The Company has deferred compensation agreements with three employees.  The Company is currently funding these agreements through mutual funds with The Vanguard Group.  As of December 31, 2005 and 2004, equity securities of $226,359 and $176,935, respectively, were restricted for that purpose.

The investments are classified as trading securities.  Trading securities are recorded at fair value on the Balance Sheets, with the change in fair value during the year included in earnings as other income (expense).

I.  Basis for Recording Income

Revenues are primarily recognized at the time of shipment.  On certain occasions, the Company recognizes revenue prior to shipment when a product has been completed and the customer authorizes billing and requests the Company to hold the product for a future delivery date.

J.  Advertising Costs

The Company’s policy is to expense advertising costs as they are incurred.

K.  Concentrations

At various times during the year, the Company had cash on deposit with financial institutions in excess of Federal Deposit Insurance Corporation (FDIC) insured amounts.

At December 31, 2005 and 2004, the Company had customers with accounts receivable balances in excess of 10% of total accounts receivable.  The balances for three customers for 2005 were 25%, 22% and 10% and four customers for 2004 were 24%, 15%, 13% and 13% of total accounts receivable.

During the year ended December 31, 2005 and 2004, the Company had purchases from vendors in excess of 10% of total raw materials purchases.  Purchases from three vendors during 2005 totaled 26%, 22% and 20% and two vendors during 2004 totaled 44% and 15%.

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

K. Concentrations (Continued)

The Company had sales to customers in excess of 10% of total net sales as listed below:

	December 31,
	2005		2004
	Percentage	Accounts	Percentage	Accounts
	of Net	Receivable	of Net	Receivable
Customer	Sales	Balance	Sales	Balance

A	20%	$ 137,912	19%	$ 203,172
B	24%	466,008	31%	332,103
C	12%	185,883	10%	179,625

L.

Shipping and Handling Costs

The Company records shipping and handling costs in cost of sales.

NOTE 2 – INTANGIBLES

In accordance with SFAS No. 142 Goodwill and Other Intangible Assets, the Company has determined which intangible assets have finite and indefinite useful lives.  Accordingly, intangibles with finite useful lives are being amortized over their estimated useful life.  The Company periodically reviews the remaining useful lives of these assets to determine whether events or circumstances warrant a revision to the remaining period of amortization or whether they are subsequently determined to have indefinite useful lives.  Intangible assets determined to have indefinite useful lives are not amortized but rather periodically tested for impairment.

The Company has a noncompete agreement (see Note 5) determined to have a finite useful life of 5 years.  Amortization expense for the years ended December 31, 2005 and 2004 was $53,711 and $54,803, respectively.

NOTE 3 – RETIREMENT PLAN

All full-time employees age 21 or over with more than one year of service are eligible to participate in a 401(k) retirement plan.  The Company matches a specified percentage of employees’ contributions up to a maximum as defined by the Plan.  Discretionary contributions may also be made by the approval of the Board of Directors.  Contributions were $51,389 and $41,376 for the years ended December 31, 2005 and 2004, respectively.

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 4 – S CORPORATION ELECTION

The Company, with the consent of its Stockholders, has elected under Subchapter "S" of the Internal Revenue Code, to be treated substantially as a partnership for income tax purposes.  As a result, the Stockholders will report the entire corporate taxable income or loss on their individual tax returns.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

A.  Retirement of Common Stock and Noncompete Agreement

The Company retired 138 shares of common stock upon termination of an Officer’s employment in 2002.  In consideration of the retirement of stock, an agreement was reached to pay 5% of net income for the years 2003-2007; each made 45 days after the end of the Company’s fiscal year.  Also, the Officer agreed to a noncompete agreement for a period of five years from the date of separation on July 22, 2002.  A liability has been accrued for the payment relating to 2005 and 2004 earnings, totaling $107,422 and $109,606 at December 31, 2005 and 2004, respectively.  As future payments are contingent on future profits, no accrual has been made in the financial statements for any potential remaining payments to be made under these Agreements.

B.  Potential Company Sale

During September 2005, the Company entered into an exclusive agreement with an agent to find a purchaser for the Company, or the assets and business of the Company.  The agreement calls for a nonrefundable monthly retainer fee of $12,500 until closing or until the agreements is terminated.  The agreement is noncancelable for the first 6 months, thereafter may be cancelled upon 30 days written notice.  Upon the sale a fee equal to $500,000 plus a variable percentage of the total sales price will be due, less retainers already paid under this agreement.  Total costs incurred for the potential sale of the Company during the year ended December 31, 2005 totaled $51,900 and have been included in the Statement of Operations as nonoperating miscellaneous expenses.

NOTE 6 – DEFERRED COMPENSATION AGREEMENTS

The Company has entered into Deferred Compensation Agreements with three employees.  Discretionary annual contributions are subject to approval of the Board of Directors.  The accrued benefits under this Plan vest at 100% on December 31, 2008.  The Agreements have a provision for noncompete for a term of one year from the date of termination.  The Company is currently funding these Agreements.

NOTE 7 – RELATED PARTIES

During the years ended December 31, 2005 and 2004, the Company incurred expenses of $6,000 each year for management consulting services with a Stockholder.  In addition, the Company made Stockholder distributions of $904,807 and $590,963, respectively.

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 8 – LINE OF CREDIT

The Company had an open line of credit available of $1,000,000 and $500,000 as of December 31, 2005 and 2004, respectively, with interest at 30 day LIBOR plus 1.5%.  This line is to provide short-term financing.  The line is secured by accounts receivable, inventory and equipment.  As of December 31, 2005 and 2004, the Company had no borrowings against the line of credit.

Exhibit 99.1

TRU-STONE TECHNOLOGIES, INC.

UNAUDITED FINANCIAL STATEMENTS

QUARTERS ENDED MARCH 31, 2006 AND MARCH 31, 2005

                                  CONTENTS

                                                                    Page No.

                  Statements of Operations -

                  Quarters ended March 31, 2006

                  and March 31, 2005 (unaudited)                        13

                  Statements of Cash Flows -

                  Quarters ended March 31, 2006

                  and March 31, 2005 (unaudited)                        14

                  Balance Sheets – March 31, 2006

                  and December 31, 2005 (unaudited)                     15

                  Notes to Consolidated Financial Statements            16

TRU-STONE TECHNOLOGIES, INC.

Statements of Operations

(in thousands of dollars except per share data)(unaudited)

                                                              Quarter

                                                           Ended March 31,

                                                           2006       2005

Net sales                                               $ 2,991    $ 2,721

Cost of goods sold                                       (2,075)    (1,910)

   Gross Margin                                             916        811

Selling and general expense                                (232)      (198)

Other (expense) income                                     (110)       (60)

(Loss) earnings before income taxes                         574        553

Income taxes (Note 4)                                         -          -

Net (loss) earnings                                     $   574    $   553_

               See notes to consolidated financial statements

TRU-STONE TECHNOLOGIES, INC.

Statements of Cash Flows

(in thousands of dollars)(unaudited)

                                                              Quarter

                                                            Ended March 31,

                                                             2006     2005

Cash flows from operating activities:

   Net earnings                                           $  574   $   553

   Noncash operating activities:

      Depreciation and amortization                          204       156

      Deferred compensation                                    8        10

   Working capital changes:

      Receivables                                           (251)     (546)

      Inventories                                           (111)     (192)

      Other current assets                                    35

Other current liabilities                               (4)       98

         Net cash from operating activities                  455        79

Cash flows from investing activities:

   Additions to plant and equipment                          (67)     (453)

         Net cash provided from (used in) investing

          activities                                         (67)     (453)

Cash flows for financing activities:

   Stockholders’ tax distributions                          (236)     (198)

   Common stock issued                                         -        62

         Net cash used in financing activities              (236)     (136)

Net (decrease) increase in cash                              152      (510)

Cash, beginning of period                                    420       778

Cash, end of period                                      $   572   $   268

               See notes to consolidated financial statements

TRU-STONE TECHNOLOGIES, INC.

Balance Sheets

(in thousands of dollars)(unaudited)

                                                      March 31,    Dec. 31,

                                                          2006        2005

ASSETS

Current assets:

   Cash                                                $   572     $   420

   Accounts receivable                                   2,150       1,899

   Inventories, net                                      1,772       1,661

   Prepaid expenses, taxes and other current assets         75         109

                  Total current assets                   4,569       4,089

Property, plant and equipment, net                       4,151       4,288

Other assets                                               226         227

                                                       $ 8,946     $ 8,604

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

   Accounts payable and accrued expenses              $    597    $    556

   Accrued salaries and wages                              125         170

                  Total current liabilities                722         726

Long-term debt                                             235         227

                  Total liabilities                        957         953

Stockholders' equity:

   Common stock                                              1           1

   Additional paid-in capital                              350         350

   Retained earnings reinvested and employed in

     the business                                        7,638       7,300

                  Total stockholders' equity             7,989       7,651

                                                      $  8,946    $  8,604

               See notes to consolidated financial statements

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Quarters Ending March 31, 2006 and 2005

(in thousands of dollars)(unaudited)

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

A.  Nature of Business

Tru-Stone Technologies, Inc. (the “Company”) processes precision granite products used as components in the manufacturing of coordinate measuring machines and as precision surface plates and accessories, all of which are used by manufacturers in the quality assurance and control process.

B.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

C.  Cash and Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers cash in banks and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

D.  Accounts Receivable

Accounts receivable are the result of the Company extending unsecured credit to its customers.  Substantially, all of the customers are manufacturers of measuring machines within technology industries.

Management reviews the current status of the receivables and charges off all accounts which are determined to be uncollectible accordingly, no allowance for doubtful accounts was deemed necessary.

The Company does not accrue interest on past due accounts receivable balances.

E.  Inventories

Inventories are valued at cost, determined on the first-in, first-out (FIFO) method, which does not exceed market.  Inventories consisted of the following:

	March 31,	Dec. 31,
	2006	2005

Raw Materials	$807	$833
Work in Process	882	692
Finished Goods	83	136

Total	$1,772	$1,661

F.  Property and Equipment

Property and equipment are carried at cost.  Major additions and improvements are charged to the property accounts, while replacements, maintenance and repairs, which do not materially extend the life of the respective assets, are expensed currently.  Depreciation is recorded on accelerated cost recovery and straight-line methods over the estimated useful life of 3 to 10 years for equipment and 31 to 40 years for the building and improvements.  Charges to income for the quarters ended March 31, 2006 and 2005 were $151 and $102, respectively.

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Quarters Ending March 31, 2006 and 2005

(in thousands of dollars)(unaudited)

NOTE 1 – SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

G.  Accounting for Long-Lived Assets

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable.  Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition.  Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset.  Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount of fair value less costs to sell.  The Company has determined that no impairment existed at March 31, 2006 and December 31, 2005.

H.  Investments for Deferred Compensation Plan

The Company has deferred compensation agreements with three employees.  The Company is currently funding these agreements through mutual funds with The Vanguard Group.  As of March 31, 2006 and December 31, 2005, equity securities of $220 and $220, respectively, were restricted for that purpose.

The investments are classified as trading securities.  Trading securities are recorded at fair value on the Balance Sheets, with the change in fair value during the year included in earnings as other income (expense).

I.  Basis for Recording Income

Revenues are primarily recognized at the time of shipment.  On certain occasions, the Company recognizes revenue prior to shipment when a product has been completed and the customer authorizes billing and requests the Company to hold the product for a future delivery date.

J.

  Advertising Costs

The Company’s policy is to expense advertising costs as they are incurred.

NOTE 2 – INTANGIBLES

In accordance with SFAS No. 142 Goodwill and Other Intangible Assets, the Company has determined which intangible assets have finite and indefinite useful lives.  Accordingly, intangibles with finite useful lives are being amortized over their estimated useful life.  The Company periodically reviews the remaining useful lives of these assets to determine whether events or circumstances warrant a revision to the remaining period of amortization or whether they are subsequently determined to have indefinite useful lives.  Intangible assets determined to have indefinite useful lives are not amortized but rather periodically tested for impairment.

The Company has a noncompete agreement determined to have a finite useful life of 5 years.  Amortization expense for the quarters ended March 31, 2006 and March 31, 2005 was $53 and $54, respectively.

NOTE 3 – RETIREMENT PLAN

All full-time employees age 21 or over with more than one year of service are eligible to participate in a 401(k) retirement plan.  The Company matches a specified percentage of employees’ contributions up to a maximum as defined by the Plan.  Discretionary contributions may also be made by the approval of the Board of Directors.  Contributions were $13 and $10 for the quarters ended March 31, 2006 and 2005, respectively.

TRU-STONE TECHNOLOGIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Quarters Ending March 31, 2006 and 2005

(in thousands of dollars)(unaudited)

NOTE 4 – S CORPORATION ELECTION AND PRO-FORMA TAX PROVISION

The Company, with the consent of its Stockholders, has elected under Subchapter "S" of the Internal Revenue Code, to be treated substantially as a partnership for income tax purposes.  As a result, the Stockholders will report the entire corporate taxable income or loss on their individual tax returns.  Therefore, the statement of operations does not reflect a tax provision for the corporation.  Had the corporation been a “C” corporation, a tax provision of $217 and $209 would have been recorded for the March 31, 2006 and 2005 quarters, respectively, resulting in net income of $357 and $344 for those same quarters, respectively.

NOTE 5 – LINE OF CREDIT

The Company had an open line of credit available of $1,000,000 and $500,000 as of March 31, 2006 and 2005, respectively, with interest at 30 day LIBOR plus 1.5%.  This line is to provide short-term financing.  The line is secured by accounts receivable, inventory and equipment.  As of March 31, 2006 and 2005, the Company had no borrowings against the line of credit.